PBHG INSURANCE SERIES FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 26, 2000

                                To the Prospectus


         This Supplement updates certain information contained in the Prospectus dated May 1, 2000, as supplemented June 26, 2000. You should retain the Prospectus for future reference. You may obtain an additional copy of the Prospectus free of charge by calling 1-800-347-9256.

         Effective September 26, 2000, Old Mutual, plc acquired United Asset Management Corporation, the parent corporation of Pilgrim Baxter & Associates, Ltd., the investment adviser for each Fund. As a result of the closing of such transaction, the investment advisory and sub-advisory agreements in effect immediately prior to such closing automatically terminated, and new interim investment advisory and sub-advisory agreements with the Funds' existing service providers became effective. There are no material differences between the interim agreements and the former agreements. The interim agreements will remain in effect pending Board of Director and shareholder approval of new investment advisory and sub-advisory agreements.